EXHIBIT 99.1

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PROVIDENT BANKSHARES
CORPORATION

Second Quarter 2003

Caution Regarding Forward-Looking Statements

Statements contained in this presentation that are not historical facts are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “should”, “will” and similar expressions are intended to identify these forward-looking statements.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including Form 10-K for the year ended 12/31/02 and Form 10-Q for the most recent quarter.

PROVIDENT BANKSHARES CORPORATION
History

•   1886 - Founded

•   1987 - Converted to Commercial Bank

•   1993 - Totally Free Checking/In-Store Branches

•   1997 - CSB Acquisition

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THE PROVIDENT
DISTINCTION

UNIQUE BY WHAT WE ARE…

•             $5 Billion in Assets

•             “Right size bank” to know and serve our primary region

•             Access to Executive Management

•             Targeted to specific customers

•             “Middle America” Consumer customer

•             Small Business and Middle Market

•             Sophisticated niche businesses (RE & Marine)

•             Value-oriented products and delivery

•             Convenient access

•             Depth and breadth of products and services

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… AND UNIQUE BY WHAT WE ARE NOT

•             Wealth Management

•             No Trust department

•             No Private Banking services

•             Mortgage Banking

•             Large Corporate Banking

•             International Banking

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KEY STRATEGIES

•             GROW COMMERCIAL BANKING MARKET SHARE IN THE BALTIMORE-WASHINGTON CORRIDOR

•             BUILD MARKET SHARE AND EXPAND BRANCH NETWORK IN THE WASHINGTON SUBURBS

•             GROW CORE BANKING BUSINESS

•             IMPROVE FINANCIAL FUNDAMENTALS

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GROW COMMERCIAL BANKING
MARKET SHARE IN THE
BALTIMORE-WASHINGTON

CORRIDOR

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CORE COMMERCIAL LOAN AND
DEPOSIT/REPO GROWTH

Average Balances ($ millions)

LOANS*

[CHART]

99-02 CAGR Loans - 12.41%
99-02 CAGR Deposits/Repos - 36.19%

DEPOSIT/REPO

[CHART]

* Excludes out of market shared national credits

BUILD MARKET SHARE AND
EXPAND BRANCH NETWORK
IN THE WASHINGTON
SUBURBS

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PROVIDENT TRADE AREA

[GRAPHIC]

BANKING OFFICE NETWORK
BEFORE 1997 - 44 BRANCHES

[GRAPHIC]

Blue - Traditional; Red - In-Store

BANKING OFFICE NETWORK - 2003
118 BRANCHES

[GRAPHIC]

Blue - Traditional; Red - In-Store; Yellow - Proposed 2003

BRANCH NETWORK
Baltimore Metro / Washington Metro

[CHART]

CONSUMER & COMMERCIAL GROWTH

WASHINGTON REGION

CONSUMER DDA GROWTH

[CHART]

99-02 CAGR 22.27%

COMMERCIAL LOAN & DEPOSIT GROWTH

[CHART]

99-02 CAGR Loans - 19.41%

99-02 CAGR Deposits/Repo - 46.01%

PROVIDENT’S IN-STORE
DIFFERENCE

PARTNERS Partners	PEOPLE +People

IN-STORE SUCCESS

PRODUCT +Products	PROGRAM

IN-STORE EXECUTION

Low Rate Deposit Generation

[CHART]

2002 Average Balances -

Source: 2002 National Commerce Bank In-Store Banking Survey

DEPOSIT DISTRIBUTION

TRADITIONAL

[CHART]

IN-STORE

[CHART]

2nd Quarter 2003

CONSUMER DDA FEES PER ACCOUNT

[CHART]

GROW CORE BANKING
BUSINESS

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DEFINITIONS

•             CORE LOANS

•             Originated by Provident; participations in our defined market area

•             Core Consumer includes home equity loans and lines, marine, other installment loans

•             Core Commercial includes real estate, commercial loans and lines and leases

•             NON-CORE LOANS

•             Purchased loans; participations outside our defined market area; discontinued product lines

•             CORE DEPOSITS

•             All deposits except brokered deposits and deposits related to discontinued product lines

LOAN MIX
2000/2003

2000

[CHART]

2Q 2003

[CHART]

DEPOSIT MIX
2000/2003

2000

[CHART]

2Q 2003

[CHART]

GROW CORE LOANS AND DEPOSITS

CORE LOANS/TOTAL LOANS

99-02 CAGR Core Loans  14.20%

99-02 CAGR Total Loans (6.62%)

[CHART]

CORE DEPOSITS/TOTAL DEPOSITS

99-02 CAGR Core Deposits  7.40%

99-02 CAGR Total Deposits (2.92%)

Average Balances ( $ millions)

IMPROVE FINANCIAL
FUNDAMENTALS

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FINANCIAL FUNDAMENTALS

NET INTEREST MARGIN

[CHART]

FEE INCOME

[CHART]

99-02 Compound Annual Growth Rate  15.93%

FINANCIAL FUNDAMENTALS

NON PERFORMING LOANS

[CHART]

$ millions

NET CHARGE OFFS

[CHART]

% of loans

FINANCIAL FUNDAMENTALS

CAPITAL RATIOS

[CHART]

DILUTED EARNINGS PER SHARE

[CHART]

FINANCIAL FUNDAMENTALS

CASH DIVIDEND

[CHART]

DIVIDEND YIELD

[CHART]

FINANCIAL FUNDAMENTALS

RETURN ON ASSETS

[CHART]

00-02 Compound Annual Growth Rate  17%

RETURN ON AVERAGE COMMON EQUITY

[CHART]

STRATEGIC FOCUS

•             Continue to refine strategies to seek long-term financial performance more reflective of high-performing peer group

•             Methodically decrease reliance on non-core and low margin business while building core business and controlling cost structure

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THE PROVIDENT DISTINCTION

•             Solid core bank performance

•             Effective expansion strategy

•             Growing market share in attractive markets

•             Stable and improving credit quality

•             Experienced management team

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PROVIDENT BANKSHARES

CORPORATION

(www.provbank.com)

Contact:

Media: Lillian Kilroy: (410) 277-2833

Investment Community: Josie Porterfield: (410) 277-2889

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